LEGG MASON PARTNERS VARIABLE EQUITY TRUST

LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED JULY 31, 2020

TO THE SUMMARY PROSPECTUSES, PROSPECTUSES, AND

STATEMENTS OF ADDITIONAL INFORMATION (“SAI”)

OF THE FUNDS LISTED IN SCHEDULE A

For each Fund listed in Schedule A, the following disclosure replaces and supersedes the corresponding information included in the “Management” section of each Fund’s Summary Prospectus and Prospectus, the “More on fund management” section of each Fund’s Prospectus, and the “Investment Management and Service Provider Information” section of each Fund’s SAI:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the fund prior to the transaction. The fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the fund pursuant to new management and subadvisory agreements that were approved by fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of June 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

For each Fund listed in Schedule A, the following disclosure replaces and supersedes the corresponding information included in the “Distribution” subsection of the “More on fund management” section of each Fund’s Prospectus:

Legg Mason Investor Services, LLC (“LMIS”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.

For each Fund listed in Schedule A, the following disclosure replaces and supersedes the corresponding information included in the “Distributor” section of each Fund’s SAI:

Legg Mason Investor Services, LLC, an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus, and SAI
LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio	May 1, 2020
ClearBridge Variable Appreciation Portfolio	May 1, 2020
ClearBridge Variable Dividend Strategy Portfolio	May 1, 2020
ClearBridge Variable Large Cap Growth Portfolio	May 1, 2020
ClearBridge Variable Large Cap Value Portfolio	May 1, 2020
ClearBridge Variable Mid Cap Portfolio	May 1, 2020
ClearBridge Variable Small Cap Growth Portfolio	May 1, 2020
Legg Mason/QS Aggressive Model Portfolio	April 14, 2020
Legg Mason/QS Moderately Aggressive Model Portfolio	April 14, 2020
Legg Mason/QS Moderate Model Portfolio	April 14, 2020
Legg Mason/QS Moderately Conservative Model Portfolio	April 14, 2020

Legg Mason/QS Conservative Model Portfolio	April 14, 2020
QS Variable Conservative Growth	May 1, 2020
QS Variable Growth	May 1, 2020
QS Variable Moderate Growth	May 1, 2020
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	May 1, 2020

LEGG MASON PARTNERS VARIABLE INCOME TRUST

Western Asset Core Plus VIT Portfolio	May 1, 2020
Western Asset Variable Global High Yield Bond Portfolio	May 1, 2020

Please retain this supplement for future reference.

LMFX605813

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